Item 1: Report to Shareholders

Overseas Stock Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

This is the first report for the Overseas Stock Fund, and we would like to welcome all shareholders. International stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2007. Despite an abrupt global stock market dip in late February and early March, most markets rebounded strongly into April. A strong noninflationary global economic expansion along with a wave of mergers, acquisitions, and private-equity buyouts propelled stock prices higher. Investors brushed aside concerns about rising interest rates in Europe, geopolitical uncertainties in the Middle East, and signs of a U.S. economic slowdown and drove many indexes to record levels. Emerging markets—especially Asia and Latin America—were star performers. Europe’s markets, reflecting a robust regional expansion, also registered solid gains. Troubled by weak domestic prices and weak consumer demand, Japan’s market lagged but posted a positive return for the period.

HIGHLIGHTS

• Accelerating global economic growth and a flurry of acquisitions, mergers, and buyouts helped stocks in most of the world’s markets post strong gains during the last six months.

• The Overseas Stock Fund returned 7.60% during the period since its inception on December 28, 2006.

• Developed international equities are near fair value but are still attractive relative to the U.S. market, but business fundamentals and prospects for earnings growth continue to be robust.

• The strong rising tide of the past several years that has lifted international markets may lead to choppier performance in the future.

We are pleased to report that the Overseas Stock Fund has posted a strong return since its inception. On a relative basis, the portfolio outperformed its peers as represented by the Lipper International Multi-Cap Core Funds Average but modestly lagged the MSCI EAFE (Europe, Australasia, and Far East) Index for the period. The portfolio’s best performing regions were Europe and the Pacific ex-Japan. Our below-benchmark exposure to Japan and our overweight in the remainder of Asia helped our performance. The sectors that generated our best absolute performance were materials, consumer staples, and financials. The consumer discretionary and information technology sectors were the laggards.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

Since this is a new fund, we feel it would be appropriate to outline our investment strategy. We are looking for the best combinations of growth and valuations among non-U.S. stocks, and we have the flexibility to search a broad spectrum for particularly promising investment opportunities. Although the majority of the investments will be made in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments, we will also purchase mid-cap stocks that meet our investment criteria. We also expect to find select opportunities in emerging markets. We will focus on stocks where we believe the valuation underestimates the company’s potential for earnings growth. Such stocks may or may not appear inexpensive on an absolute basis or relative to the rest of the market. The fund has a relatively moderate risk profile due to its broadly diversified portfolio of established companies, and its broad diversification across countries and sectors should help reduce its volatility. Of course, investing overseas holds special risks—political uncertainty, potentially unfavorable currency exchange rate changes, and to a lesser degree, market illiquidity—that could cause the value of this fund to fluctuate more than a similar domestic fund. However, the fund’s flexibility to invest throughout the international marketplace can help reduce volatility relative to funds that concentrate on a particular region or country.

MARKET REVIEW

The global economy has experienced a substantial noninflationary expansion that has boosted the world’s stock markets. After a bout of volatility in late February and early March, investors quickly regained their appetite for risk, and most non-U.S. markets posted impressive gains over our reporting period. The realization that the economies of Europe and a number of major emerging markets were growing offset fears that defaults in the U.S. subprime mortgage market might spill over and weaken the broad U.S. economy and consequently affect the global arena. The jury remains out, however, on the direction of the U.S. economy for the remainder of the year.

Solid economic news and a series of mergers and acquisitions helped European markets. Except for Japan, developed Asian markets performed well. Although emerging markets have sustained unprecedented double-digit returns for several years, bullish sentiments boosted many emerging market indices to even higher levels by the end of April. With investors regaining their tolerance for risk, small-caps delivered good results. Materials, industrials and business services, and consumer staples were all strong sectors among the developed countries; energy, information technology, and health care were the weakest. The euro and pound sterling gained ground against the dollar, helping returns for U.S.-based investors, but the yen declined.

Among Asian economies, Japan remained the major concern. Although the country has experienced its longest expansion since the end of World War II, domestic consumption remains weak, and there were worrisome signs that deflation may reappear. Among the other Pacific region markets, economies remain strong, and there are many dynamic investment opportunities. A number of developing countries in Latin America and Asia continue to have strong economic growth, maintain favorable trade and fiscal balances, and, in many cases, have enacted market-friendly reforms.

Despite stocks’ steady appreciation in the past few years, earnings-based valuations—such as P/E ratios—do not look stretched. Earnings generally have been robust, and many companies have reported profits that surpassed analysts’ estimates. Looking at nonearnings-based measurements produces a less rosy picture. Book value and sales-based metrics indicate historically expensive valuations. As a result, finding attractive companies with compelling valuations across a wide range of measurements has become more challenging.

PORTFOLIO REVIEW

Since the fund’s inception, materials companies—especially steel—have been good performers due to strong demand for their products. Our consumer staples holdings also registered solid gains, with the best performance coming from European food retailers and food processing companies. Financials, which represent the largest sector weighting, contributed to our positive results, but the poor performance of our Japanese financial holdings and a number of European commercial banks detracted.

The fund is heavily weighted toward Europe on an absolute basis. In terms of relative regional contributions, our overweight position in Pacific ex-Japan—particularly in the often overlooked Australian companies—boosted performance. Our underweight position in Japan also helped buoy returns. The portfolio’s modest allocation to Latin America also helped to enhance results. Valuations have largely compressed across sectors. We are slightly overweight in energy and underweight in utilities.

Europe
At the end of the reporting period, about two-thirds of the fund’s assets were invested in European companies. We believe Europe, particularly outside the U.K., is attractive for several different reasons. The economies of Germany and France—the Continent’s two largest—are showing some strength after languishing for a number of years. Some of the region’s more peripheral economies, such as Spain and Ireland, have favorable demographics and continue to exhibit robust growth.

Throughout the Continent, labor force growth is the strongest it has been in some time. Among larger companies, we are seeing a wave of corporate restructuring and improved earnings and cash flow. Relative to the world’s other regions, we believe Europe looks attractive in the short to medium term. The merger and acquisition activity remains very strong and should boost stock prices. The region’s flurry of deal-making, which started in 2005, continued through 2006, and accelerated in early 2007, shows no sign of abating any time soon.

Within Europe, financials—by far our largest sector weighting—had the largest positive impact on the portfolio for the last six months. A number of bank holdings registered gains, including Intesa Sanpaolo. Intesa Sanpaolo is a large player in Italy’s fractionalized banking industry with a strong market share in business, retail, and wealth management services. The recent merger of Banca Intesa and San Paolo creates cost synergies that are, in our view, still underappreciated by the market. French banking company Societe General was another outstanding performer. Its growing presence in Eastern Europe, lucrative capital markets business, and involvement in takeover rumors at the end of the period all contributed to drive its stock price higher. French insurance company AXA, which has set a goal of tripling its earnings by 2012, also had strong gains. Thanks to good execution on a well-thought-out business plan, the company is on track to achieve its goal. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The global economic boom has created an extraordinary demand for metals, particularly steel, bolstering the materials companies. We owned several that turned in impressive results. SSAB Svenskt Stal saw robust demand for its high-margin specialty steel products. Our position in steelmaker ThyssenKrupp generated gratifying returns. We realized gains in Corus, which Tata Steel acquired late last year. Strong worldwide demand for copper, iron ore, and alumina helped propel shares of mining company Rio Tinto higher.

The Spanish telecommunications company Telefonica has generated good results by combining a consistent revenue stream from its stable landline business in Spain with dynamic revenue growth from its wireless expansion in Latin America and Europe. Despite its recent appreciation, the stock is still quite attractively valued. Kesko, Finland’s largest retailer, which operates in Nordic and Baltic countries and is now expanding into Russia, was a standout among our consumer staples holdings. Its operations in food retail and hardware and builders’ supplies operations generated solid results. A number of consumer-oriented U.K. holdings did very well. Tesco, the country’s largest grocery retailer, continues to execute well in different lines of outlets—from its small express stores to its larger superstores. In addition, Tesco’s international rollout to 11 markets outside the U.K. has successfully boosted earnings. Alliance Boots, Europe’s largest pharmacy and beauty products firm with wholesale and retail operations, rose after a private equity group said it would buy the company.

Pharmaceuticals have been weak performers of late, but we believe Swiss drug maker Novartis represents a particularly good investment opportunity. The company has disposed of its non-core business, and its roster of pharmaceuticals, vaccines, and over-the-counter medicines had strong sales.

Japan
Japan’s economic performance has been uneven. Although the economy has expanded, the Japanese domestic economy is much weaker than many expected it to be. As a result, companies with export-oriented businesses or large operations outside Japan did well, but companies catering to the home market suffered. Relative to our EAFE benchmark, we were underweight in Japan, which helped our relative results.

Trading companies Sumitomo and Mitsui illustrate one side of the divergent directions in which Japanese companies are going. These giants benefited from the explosion in worldwide trade and have carved out a profitable business acquiring and selling raw materials and managing manufacturing and distribution processes and logistics. Another Japanese export-oriented firm that did well was Japan’s largest shipping company, Nippon Yusen. The increased demand for vessels to handle the larger volumes of trade drove its rates higher.

Japanese automaker Toyota Motor was also a solid contributor primarily because of its sales outside Japan. Thanks to the company’s great execution, its sales and market share continued to climb in most markets. Toyota is on the verge of becoming the world’s largest carmaker with solid long-term prospects.

Sony, the electronics and entertainment giant, appears to have turned the corner. The company’s brand remains strong, and its restructuring program is showing results. We have seen a great turnaround in its consumer electronics business, particularly its flat-screen television sales, and we expect the fortunes of the gaming division to improve. Nikon, the well-managed camera and optical instrument company, has seen strong sales of its digital single-lens reflex cameras and precision immersion lithography equipment used to print advanced semiconductor circuits.

Among Japan’s financial companies, we realized disappointing results. Sumitomo Trust and Banking Company, Mitsubishi UFJ Financial, Resona Holdings, and Bank of Yokohama could not overcome the soft domestic economy. We still like condominium developer Goldcrest. As Japanese people seek to live closer to their jobs and reduce their commuting times, the demand for condos in major metropolitan areas is increasing.

Pacific ex-Japan
The fund emphasizes Pacific markets, and we have found a number of attractive undervalued Australian companies that generate solid earnings. During the period we added Suncorp-Metway, a Queensland-based financial company operating in Australia and New Zealand that offers a variety of banking and insurance products and services to retail customers and small- and medium-sized businesses. Earnings have been strong, and the stock remains attractively valued. The prospect that it will realize further cost savings and benefits of economies of scale from its merger with Promina add to the appeal. Investment banks Babcock & Brown and Macquarie Bank generated strong results this period. CSL, a health care company that develops and manufactures vaccines and plasma protein biotherapies, has created a lucrative business model. It runs one of the world’s largest network of blood plasma collection centers and receives royalties on a number of vaccines. In addition, its drug development pipeline looks promising. Alinta, a utility company, was a takeover target and rose as a result of a bidding war. Australian BlueScope Steel, which has begun making steel in new plants in Vietnam, Thailand, and China, was an outstanding performer during this period.

Our holdings in Chinese companies continued to perform well, including China Overseas Land & Investment. The Hong Kong-listed company, which develops large amounts of residential property throughout China, had solid gains. China Petroleum and Chemical Corporation, also known as Sinopec, rose. Despite operating in an environment where the government controls energy prices, Sinopec has been profitable.

Emerging Markets
Depending on market conditions, we like to keep up to 15% of the portfolio in developing markets. Based on the sustained climb in many of the world’s developing markets and their historically high valuations, we kept our emerging markets holdings to less than 6% of the portfolio at the end of this reporting period. We continue to find select emerging markets holdings attractive in Latin America. In particular, Mexico’s America Movil performed very well.

INVESTMENT OUTLOOK

We expect continued global economic growth to support the world’s equity markets. In the U.S., the impact of the U.S. housing slowdown and sluggish business spending is a concern, but the strength of Europe’s recovery and the robust economic growth in Asia may help offset some of the U.S. weakness. However, given the size of their economies, a slowdown in U.S. consumption or the pace of China’s expansion will have a major impact on global growth rates. Corporate profitability has been robust despite rising materials and energy costs, and we expect most companies to continue generating positive earnings growth absent an unexpected significant slowdown in the U.S. or China.

The Federal Reserve has kept interest rates steady. Some further tightening is expected in continental Europe and in the U.K. Europe’s stronger-than-expected economic growth has been resilient in the face of higher interest rates and energy prices. Although Germany’s economy is exhibiting momentum, the prospect of the European Central Bank raising rates and the recent euro strengthening against the dollar could dampen future expansion, particularly among export-oriented sectors. Corporations have been beating earnings expectations, and we anticipate favorable earnings reports will continue through the year. Stocks in Europe carry generally reasonable valuations and are returning cash flows to shareholders, whether through dividends or, increasingly, share repurchases. In addition, merger, acquisition, and private equity takeover activity is likely to continue, boosting stock prices.

Our outlook for Japanese stocks is less optimistic. The Japanese expansion is likely to continue, but without strong consumer demand, it will be weaker than it might otherwise be. Without some domestic expansion, the Bank of Japan is unlikely to increase interest rates further and jeopardize the current recovery. Japan’s export-oriented companies will continue to do well as long as the U.S. and Chinese economies grow. The weaker yen means that corporate profits should continue to improve and support some equity prices.

Australia’s growth should continue. Its natural resources exports, mandatory pension investments, and infrastructure spending should sustain the country’s economy for some time. Singapore’s business-friendly climate should boost its markets. Political strains in Taiwan and Thailand raise the equity risk premiums there. After a period of catching up, equities in India look very expensive as do China’s. Much needed infrastructure improvement is key to India’s continued and broadening economic strength. The economies of Mexico and Brazil are on track for further progress given largely prudent policymaking.

Developed international equities are near fair value but are still attractive relative to the U.S. market. Emerging market equities have largely readjusted so that their valuations now range from in line with to more expensive than developed-market equities on nonearnings-based metrics such as book value and dividend yield. But business fundamentals and prospects for earnings growth continue to be robust.

We will continue to seek and buy investments that we find specifically compelling, but we expect that the strong rising tide that has lifted international markets may turn a bit choppier. Whatever future market conditions may be, our investment philosophy remains constant: We seek stocks that exhibit the most favorable conditions of valuations and earnings growth. We will remain mindful of the risks of investing in international markets while we strive to generate long-term rewards for our shareholders.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 21, 2007

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 9.0%		
Common Stocks 9.0%		
Alinta	259,309	3,221
Australia & New Zealand Banking	188,323	4,791
Babcock & Brown	151,250	3,700
BlueScope Steel	419,300	4,169
Boart Longyear (1)	657,564	1,057
Boral	250,186	1,742
CSL Limited	65,657	4,741
Galileo Shopping America Trust, REIT	1,851,930	1,828
Goodman Fielder	736,752	1,464
Harvey Norman Holdings	598,128	2,540
Lion Nathan	125,412	951
Macquarie Bank	51,703	3,698
Macquarie Infrastructure, Equity Units	434,531	1,364
Mirvac Group	330,466	1,438
Pacific Brands	505,639	1,353
QBE Insurance	146,568	3,729
Rio Tinto	100,710	6,878
Suncorp-Metway	163,925	2,912
Telstra	560,865	2,170
Total Australia (Cost $49,377)		53,746
BELGIUM 1.1%		
Common Stocks 1.1%		
Fortis	77,729	3,485
KBC	24,243	3,204
Total Belgium (Cost $6,491)		6,689
BRAZIL 0.7%		
Common Stocks 0.7%		
Gol Linhas Aereas Intel, ADR (USD)	41,800	1,192

FRANCE 10.9%

Common Stocks 10.9%

Accor	47,587	4,517
AXA	175,481	8,029
BNP Paribas	52,880	6,126
Bouygues	63,905	5,083
L'Oreal	25,694	3,083
Neopost	13,923	2,017
Pernod-Ricard	30,100	6,401
Publicis	68,213	3,248
Sanofi-Aventis	84,249	7,744
Societe Generale (1)	31,422	6,658
SOITEC (1)	64,533	1,511
Technip	38,281	2,917
Total	108,137	7,992
Total France (Cost $61,071)		65,326

GERMANY 6.5%

Common Stocks 5.9%

Adidas	46,837	2,799
BASF	24,408	2,900
Bayerische Motoren Werke	85,397	5,279
Celesio	41,434	2,974
Deutsche Euroshop	29,253	2,338
E.ON AG	77,639	11,698
Hypo Real Estate Holding	34,038	2,280
ThyssenKrupp	66,204	3,570
Wacker Chemie (1)	8,058	1,471
		35,309

Preferred Stocks 0.6%		
Fresenius	39,491	3,343
		3,343
Total Germany (Cost $35,458)		38,652
HONG KONG 0.9%		
Common Stocks 0.9%		
Esprit Holdings	161,600	1,956
Hutchison Whampoa	138,000	1,328
Public Financial Holdings	1,408,000	1,061
Television Broadcasts	148,000	979
Total Hong Kong (Cost $5,299)		5,324
IRELAND 1.9%		
Common Stocks 1.9%		
Allied Irish Banks	113,018	3,427
Bank Of Ireland	134,128	2,896
DCC	153,128	5,136
Total Ireland (Cost $11,673)		11,459
ITALY 5.2%		
Common Stocks 5.2%		
AEM S.p.A.	603,542	2,359
Banco Popolare Di Verona	141,759	4,730
Eni S.p.A.	138,788	4,610
Esprinet	88,320	1,869
Finmeccanica S.p.A.	75,543	2,319
Intesa Sanpaolo (1)	704,275	5,897
Milano Assicurazioni	214,130	2,108
Piaggio & C S.p.A. (1)	324,904	1,585

Saipem	96,063	3,009
Unipol	673,346	2,678
Total Italy (Cost $28,992)		31,164

JAPAN 18.6%

Common Stocks 18.6%

Aisin Seiki	50,700	1,667
All Nippon Airways	431,000	1,673
Alpine Electronics	56,200	925
Aoyama Trading	14,500	444
Asahi Kasei	234,000	1,642
Atrium	62,700	1,708
Canon	91,000	5,090
Eisai	45,300	2,154
Fanuc	20,100	1,968
Goldcrest Company	27,660	1,375
Hamamatsu Photonics	90,100	2,592
Honda	92,900	3,199
HOYA	31,000	952
iShares MSCI Japan Index Fund (USD)	145,000	2,076
JS Group	66,600	1,505
KDDI	500	3,927
Kirin Brewery	97,000	1,461
Kobayashi Pharmaceutical	28,800	1,078
Koito Manufacturing	130,000	1,517
Mitsubishi Electric	288,000	2,793
Mitsubishi Gas Chemical	293,000	2,534
Mitsubishi UFJ Financial	265	2,772
Mitsui	174,000	3,104
Nichias	166,000	1,443
Nikon	137,000	3,143
Nippon Mining	147,500	1,186
Nippon Steel	581,000	3,716

Nippon Yusen	212,000	1,827
NSK	191,000	1,850
Resona Holdings	794	1,792
Ricoh Leasing	32,600	757
Seven & I	80,200	2,312
Sony	88,700	4,726
Star Micronics	84,300	2,042
Sumitomo	148,700	2,530
Sumitomo Trust and Banking Company	729,000	7,121
T&D Holdings	45,050	2,857
Takeda Chemical Industries	42,100	2,730
TEPCO	102,600	3,404
Terumo	45,300	1,832
The Bank of Yokohama	372,000	2,726
Tokyo Electron	35,300	2,449
Tosoh	287,000	1,309
Toyota Motor	119,400	7,276
transcosmos	50,400	934
Wacom	599	1,459
Yusen Air & Sea Service	58,800	1,549
Total Japan (Cost $114,610)		111,126

MEXICO 1.1%

Common Stocks 1.1%

America Movil, ADR, Series L (USD)	57,700	3,031
CEMEX, Equity Units	281,300	915
Grupo Financiero Banorte S.A.B. de C.V.	535,300	2,331
Total Mexico (Cost $5,999)		6,277

NETHERLANDS 1.8%

Common Stocks 1.8%

Aegon	137,069	2,818
Koninklijke DSM NV	48,977	2,337

Ordina (1)	80,111	1,956
TomTom (1)	35,877	1,515
Univar NV	34,620	1,898
Total Netherlands (Cost $10,384)		10,524

NORWAY 1.9%

Common Stocks 1.9%

Orkla	275,700	4,395
Telenor ASA	215,400	4,036
TGS Nopec Geophysical (1)	123,400	2,814
Total Norway (Cost $10,651)		11,245

SINGAPORE 1.7%

Common Stocks 1.7%

DBS Group	279,000	3,866
Sembcorp	1,048,000	3,341
Starhub	1,149,000	2,194
Venture	86,000	880
Total Singapore (Cost $10,201)		10,281

SOUTH KOREA 0.2%

Common Stocks 0.2%

Lotte Shopping, GDR (USD) (2)	59,243	1,117
Total South Korea (Cost $1,127)		1,117

SPAIN 3.7%

Common Stocks 3.7%

Acciona	31,010	6,979
Banco Santander Central Hispano	300,047	5,368

Groupo Prisa	140,079	3,132
Telefonica SA	301,707	6,736
Total Spain (Cost $21,642)		22,215

SWEDEN 5.3%

Common Stocks 5.3%		
Autoliv, GDR	46,926	2,717
Elekta, B Shares	132,949	2,348
NORDEA	305,227	5,277
SSAB Svenskt Stal, Series A	310,908	10,958
Svenska Handelsbanken, Class A	127,140	3,875
Swedbank	63,501	2,440
Volvo, B Shares	184,890	3,592
Volvo, B Redemption Shares (1)	34,818	130
Total Sweden (Cost $28,408)		31,337

SWITZERLAND 5.0%

Common Stocks 5.0%		
Holcim	27,919	2,989
Nestle	17,813	7,065
Novartis, Regulation D Shares	120,232	7,007
Panalpina Welttransport Holding	16,682	2,898
Swiss Life Holding	15,279	3,935
UBS	94,852	6,155
Total Switzerland (Cost $28,930)		30,049

UNITED KINGDOM 18.0%

Common Stocks 18.0%		
Aegis Group	884,151	2,450
Alliance Boots	201,269	4,496
Arriva	96,533	1,450
Associated British Foods	204,811	3,766

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $571,088)	$ 591,948
Affiliated companies (cost $26,623)	26,623
Total investments in securities	618,571
Receivable for shares sold	10,329
Dividends and interest receivable	1,616
Cash	29
Other assets	22,085
Total assets	652,630
Liabilities	
Payable for investment securities purchased	33,009
Investment management fees payable	260
Payable for shares redeemed	28
Due to affiliates	14
Other liabilities	21,881
Total liabilities	55,192
NET ASSETS	$ 597,438
Net Assets Consist of:	
Undistributed net investment income	$ 2,827
Undistributed net realized loss	(30)
Net unrealized gain	20,854
Paid-in capital applicable to 55,504,273 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	573,787
NET ASSETS	$ 597,438
NET ASSET VALUE PER SHARE	$ 10.76

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 28, 2006. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $607,657,000 and $36,666,000, respectively, for the period ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $597,711,000. Net unrealized gain aggregated $20,854,000 at period-end, of which $28,385,000 related to appreciated investments and $7,531,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2007, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through February 28, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. For the period ended April 30, 2007, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the period ended April 30, 2007, expenses incurred pursuant to these service agreements were $51,000 for Price Associates, $17,000 for T. Rowe Price Services, Inc., and $0 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the period ended April 30, 2007, the fund was charged $1,000 for shareholder servicing costs related to the college savings plans, of which $1,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2007, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the period ended April 30, 2007, the fund was allocated $60,000 of Retirement Funds’ expenses, of which $48,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2007, approximately 85% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the period ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $250,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, was $26,623,000.

As of April 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,000,000 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
Because the fund began operations on December 29, 2006, the Board did not review information on the fund’s investment performance.

Fees and Expenses
Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by the Manager and Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007